UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2019

ONE HORIZON GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

649 NE 81st Street Miami, FL	33138
(Address of principal executive offices)	(Zip Code)

+44(0)20 7409 5248

(Registrant’s telephone number, including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On August 5, 2019 (the “Closing Date”), One Horizon Group, Inc. (the “Company”) entered into an equity purchase agreement (the “Purchase Agreement”) with Crown Bridge Partners, LLC (“Buyer”), dated as of July 18, 2019, pursuant to which, upon the terms and subject to the conditions thereof, the Buyer is committed to purchase shares of the Company’s common stock (the “Put Shares”) at an aggregate price of up to $10,000,000 (the “Maximum Commitment Amount”) over the course of its term. The term of the Purchase Agreement commenced on August 5, 2019 and will end on the earlier of (i) the date on which the Buyer has purchased Put Shares pursuant to the Purchase Agreement equal to the Total Commitment Amount, (ii) July 18, 2022, or (iii) written notice of termination by the Company.

From time to time over the term of the Purchase Agreement, commencing on the date on which a registration statement registering the Purchase Shares (the “Registration Statement”) becomes effective, the Company may, in its sole discretion, provide the Buyer with a put notice (each a “Put Notice”) to purchase a specified number of the Purchase Shares (each a “Put Amount Requested”) subject to the limitations discussed below and contained in the Purchase Agreement. Upon delivery of a Put Notice, the Company must deliver the Put Amount Requested as Deposit Withdrawal at Custodian (DWAC) shares to Buyer within two trading days.

The actual amount of proceeds the Company receives pursuant to each Put Notice (each, the “Put Amount”) is to be determined by multiplying the Put Amount Requested by the applicable purchase price. The purchase price for each of the Purchase Shares equals 82% of the lesser of the (i) “Market Price,” which is defined as the lowest traded price for any trading day during the 15 trading days immediately preceding the respective Put Date, or (ii) “Valuation Price,” which is defined as the lowest traded price during the seven trading days following the clearing date associated with the applicable Put Notice. Within four trading days following the end of the Valuation Period, the Buyer will deliver the Put Amount to the Company via wire transfer.

The Put Amount Requested pursuant to any single Put Notice must have an aggregate value of at least $10,000, and cannot exceed the lesser of (i) $175,000, and (ii) 200% of the average daily trading value of the common stock in the 15 trading days immediately preceding the Put Notice.

In order to deliver a Put Notice, certain conditions set forth in the Purchase Agreement must be met, as provided therein. In addition, the Company is prohibited from delivering a Put Notice if: (i) the sale of Purchase Shares pursuant to such Put Notice would cause the Company to issue and sell to Buyer, or Buyer to acquire or purchase,  a number of shares of the Company’s common stock that, when aggregated with all shares of common stock purchased by Buyer pursuant to all prior Put Notices issued under the Purchase Agreement, would exceed the Maximum Commitment Amount; or (ii) the sale of the Commitment Shares pursuant to the Put Notice would cause the Company to issue and sell to Buyer, or Buyer to acquire or purchase, an aggregate number of shares of common stock that would result in Buyer beneficially owning more than 4.99% of the issued and outstanding shares of the Company’s common stock.

In connection with the execution of the Purchase Agreement, the Company agreed to issue, and issued, 4,338,793 shares of the Company’s common stock (the “Commitment Shares”) to Buyer as a commitment fee.

Registration Rights Agreement

On the Closing Date, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Buyer pursuant to which the Company is obligated to file the Registration Statement to register the resale of the Commitment Shares and Purchase Shares. Pursuant to the Registration Rights Agreement, the Company must (i) file the Registration Statement within 45 calendar days from the Closing Date, (ii) use reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as promptly as possible after the filing thereof, and (iii) use its reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all of the Commitment Shares and Purchase Shares have been sold thereunder or pursuant to Rule 144.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are qualified in their entirety by reference to such Purchase Agreement and Registration Rights Agreement, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

The Company claims an exemption from the registration requirements of the Securities Act, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, Buyer is an accredited investor, Buyer acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Equity Purchase Agreement entered into on August 5, 2019 and dated as of July 18, 2019 between One Horizon Group, Inc. and Crown Bridge Partners, LLC
10.2	Registration Rights Agreement entered into on August 5, 2019 and dated as of July 18, 2019 between One Horizon Group, Inc. and Crown Bridge Partners, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Dated: August 9, 2019	By:	/s/ Mark White
	Name:	Mark White
	Title:	President and Chief Executive Officer

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